UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, DC  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 12, 2005

AVIGEN, INC.
(Exact name of registrant as specified in charter)

Delaware	000-28272	13-3647113
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1301 Harbor Bay Parkway
Alameda, California  94502
 (Address of principal executive offices and zip code)

Registrant’s telephone number, including area code:   (510) 748-7150

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.   Entry into a Material Definitive Agreement.

          On December 12, 2005, Avigen, Inc. obtained formal consent from the Master Landlord to sublease a portion of the property under lease through May 31, 2008 at 1201 Harbor Bay Parkway, Alameda, CA.  Avigen entered into a sublease agreement with Advanced Cell Technology, Inc. for approximately 15,250 square feet of laboratory and office space through May 31, 2008.  A copy of the sublease agreement is attached as Exhibit 10.1 to this current report and is incorporated herein by reference.

Item 9.01   Financial Statements and Exhibits.

Exhibit Number	Description

10.1	Sublease Agreement between Avigen, Inc. and Advanced Cell Technology, Inc., dated November 29, 2005.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

AVIGEN, INC.

Dated: December 14, 2005	By:	/s/ THOMAS J. PAULSON

Thomas J. Paulson
Vice President, Finance and
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description

10.1	Sublease Agreement between Avigen, Inc. and Advanced Cell Technology, Inc., dated November 29, 2005.